                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                -----------------
                                    FORM 8-K

                                 CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934

Date of Report:  February 25, 1997



                  Source One Mortgage Services Corporation
           (Exact name of registrant as specified in its charter)



  Delaware                   1-12898               38-2011419
---------------            -----------        -------------------
(State or other            (Commission           (I.R.S. Employer
 jurisdiction              File Number)       Identification No.)
of incorporation)          Formerly 96868


27555 Farmington Road
Farmington Hills, Michigan                       48334-3357
--------------------------                       ----------
(Address of principal                            (Zip Code)
 executive offices)




Registrant's telephone number, including area code (810) 488-7000


Total pages:    6
              -----

Item 5.  Other Events

         Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        See the Report to the Trustee and the Report to the Certificate holders for the month of February 1997 attached hereto as Exhibit A and Exhibit B, respectively.




                                  SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SOURCE ONE MORTGAGE SERVICES
                                           CORPORATION (Registrant)


Date:  February 25, 1997          By:   Evelyn C. Tate
                                       -----------------------------------
                                        Evelyn C. Tate
                                        Vice President

                             SERVICER'S CERTIFICATE

                              February     1997
                              (month)      (year)

                Mortgage Pass-Through Certificates, Series A,
                          11 1/2% Pass-Through Rate

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1985 (the "Agreement") between Source One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee (the "Trustee"), governing the Certificates referred to above, the company hereby certifies to the Trustee:

(a)   As of the close of business on the Business Day next preceding the Determination Date for this month:

      (1)  The Maximum Payment Amount is:
                                                             $ 1,912,876.30
                                                             ---------------
      (2)  Aggregate Payments to date are:                   $     -0-
                                                             ---------------
      (3)  Net recoveries to date are:                       $     -0-
                                                             ---------------

      (4)  The Amount Available for this month is:
                                                             $ 1,912,876.30
                                                             ---------------
      (5)  The Delinquency Amount for this month is:         $     -0-
                                                             ---------------

      (6)  The Repurchase Amount for this month is:          $     -0-
                                                             ---------------

      (7)  The amount to be distributed to Certificate
           holders in this month from funds available
           in the Certificate Account pending distribu-
           tion or withdrawal in future months is:
                                                             $    50,296.53
                                                             ---------------

      (8)  The Amount of Payment for this month is:          $     -0-
                                                             ---------------

      (9)  Estimated Net Recoveries for month are:           $     -0-
                                                             ---------------

      (10) The Amount of Additional Payments for this
           month is:                                         $     -0-
                                                             ---------------

      (11)  The amount of (8) above allocable to (5)
            above is:                                        $     -0-
                                                             ---------------

      (12)  The amount of (8) above allocable to (6)
            above is:                                        $     -0-
                                                             ---------------

      (13)  The amount to be distributed on
            the Distribution Date for this month per Single
            Certificate is:

                  Principal:                      $       9.6340
                                                  --------------
                  Interest:                       $       5.5705
                                                  --------------
                  Total:                          $      15.2045
                                                  --------------

(b) The Loans to be repurchased by and transferred to the Company during this month in accordance with the Agreement, the repurchase prices for which Loans constitute the amount specified in Paragraph (a) (11) above, are identified in Exhibit B to the Agreement as Loan numbers -0-
                                                                        -------.
Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.


                                     SOURCE ONE MORTGAGE SERVICES CORPORATION, as Servicing Agent



                                     By:       Evelyn C. Tate
                                         ------------------------------
                                               Evelyn C. Tate
                                               Vice President

                                                                 EXHIBIT B

                         Report to Certificate Holders

                             February       1997
                             (month)        (year)

                   Source One Mortgage Services Corporation
                     Mortgage Pass-Through Certificates,
                      Series A, 11 1/2% Pass-Through Rate

The Certificates referred to above (the "Certificates") evidence fractional undivided interests in a trust (the "Trust") whose property consists of a pool (the "Pool") of conventional one-family mortgage loans and cooperative apartment loans (collectively, the "Loans"). The Pooling and Servicing Agreement, dated as of ____May_1____, 1985 (the "Agreement"), between Source One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee (the "Trustee"), requires that the Company forward to each Certificate holder a monthly report setting forth certain information with respect to the Pool and the Certificates. For the purpose of this report, the following terms shall have the following definitions:

"Single Certificate" means a Certificate representing an undivided 1/3308_th interest in the Pool.

"Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the city and state where the office of the Trustee is located and authorized or obligated by law or executive order to be closed.

"Distribution Date" means the 25th day of any month beginning May 1985; if such 25th day is not a Business Day, the Business Day immediately following.

"Determination Date" means the third Business Day next preceding the Distribution Date of each month. As of the close of business on the Business Day next preceding the Determination Date for this month:

(1)  The amount of this month's distribution on a per-
     Single Certificate basis allocable to
     scheduled repayments (not including
     prepayments) of principal of the Loans
     in the Pool is:                                          $      4.2401
                                                              -------------

(2)  The amount of this month's distribution on a per-
     Single Certificate basis allocable to
     prepayments (not including scheduled
     repayments) of principal of the Loans in
     the Pools is:                                            $      5.3939
                                                              -------------


(3)  The amount of this month's distribution on a per-
     Single Certificate basis allocable to
     payments of interest on the Loans in the
     Pool is:                                                 $      5.5705
                                                              -------------

(4)  The amount of servicing compensation received by the
     Company during the current month is:                     $     2,484.59
                                                              --------------

(5)  The aggregate outstanding principal amount of the
     Loans in the Pool net of the current
     distribution is:                                         $ 1,896,820.59
                                                              --------------
                                                                Certif. Bal.

(6)  The number and aggregate principal balances of the        6  loans with a
     Loans in the Pool delinquent one month are:              principal balance
                                                              of $100,140.49
                                                                 -----------

(7)  The number and aggregate principal balances of the       1  loan with a
     Loans in the Pool delinquent two or more months are:     principal balance
                                                              of $ 3,361.13
                                                                 ------------
(8)  The book value of any collateral acquired by the
     Pool through foreclosure or otherwise is:                $      0
                                                              --------------

(9)  The current ratio of the amount available in
     the Trust for payments to Certificate
     holders (after adjustment to reflect
     amounts to be distributed this month) to
     the aggregate principal balance of the
     Loans in the Pool net of this
     distribution is:                                           100% to 1
                                                              --------------
(10) The Company should give any other customary information as the Company deems necessary or desirable to enable
     Certificate holders to prepare their tax returns.


                                  SOURCE ONE MORTGAGE SERVICES CORPORATION, as Servicing Agent



                                  By: Evelyn C. Tate
                                     --------------------------------------
                                      Evelyn C. Tate
                                      Vice President

                              CMBS TRUSTEE REPORT
                                 February 1997

Certificate Account Balance - Prior                   28,943.55

Deposits

  Principal                                           14,425.54
  Interest                                            20,999.65
  Advances                                                  .00
  Liquidation Proceeds                                      .00
  Insurance Proceeds                                        .00
  PMI Proceeds                                              .00
  Repurchase Proceeds                                       .00

Withdrawals                                                 .00

Reimbursements

Restoration of Uninsured Property                           .00
Liquidation Expenses                                        .00
Expenses for Welfare of Certificate Holders                 .00
Advances                                                    .00

Payment to Certificate Holders 2-25-97                50,296.53

Servicing Compensation                                 2,484.59

Excess of Liquidation Proceeds Passed Thru                  .00

Certificate Account Balance - Current                 27,967.93

Loans Two or More Months Delinquent = 1                3,361.13



                                     SOURCE ONE MORTGAGE SERVICES CORPORATION


                                     By:       Evelyn C. Tate
                                         ------------------------------------
                                               Evelyn C. Tate
                                               Vice President